ADVISORSHARES SAGE CORE RESERVES ETF (NYSE Arca Ticker: HOLD)

SUMMARY PROSPECTUS – November 1, 2014

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated November 1, 2014, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/fund/hold. You may also obtain this information at no charge by calling 877.THE.ETF1 (877.843.3831) or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The AdvisorShares Sage Core Reserves ETF (the “Fund”) seeks to preserve capital while maximizing income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.30%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.43%
TOTAL ANNUAL OPERATING EXPENSES	0.73%
FEE WAIVER/EXPENSE REIMBURSEMENT*	0.38%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/EXPENSE REIMBURSEMENT	0.35%

*	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to indefinitely reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
AdvisorShares Sage Core Reserves ETF	$36	$197

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. For the period from January 14, 2014, the Fund’s commencement of operations, through the most recent fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Sage Advisory Services, Ltd. Co. (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. The Fund will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Advisor to be of comparable quality. The Fund may retain a security if its rating falls below investment grade (commonly referred to as a “junk bond”) and the Sub-Advisor determines that retention of the security is in the Fund’s best interest.

The average duration of the Fund will vary based on the Sub-Advisor’s forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

In seeking to achieve its investment objective, the Fund may also invest in certain derivatives, including futures and swaps. On a day-to-day basis, the Fund may hold money market instruments, cash, other cash equivalents, and exchange traded products (“ETPs”) that invest in these and other highly liquid instruments to collateralize its derivative positions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, exposes the Fund to risks that are different than those associated with direct investments in portfolio securities. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

Derivatives Risk. The Fund intends to invest in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk.

Fixed Income Securities Risk. The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

Foreign Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Issuer Risk. The value of a security may increase for a number of reasons which directly relate to the issuer, such as management performance, improved financial condition and increased demand of the issuer’s goods or services. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

Leveraging Risk. The Fund’s participation in certain transactions, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance.

Prepayment Risk. The Fund may invest in mortgage related securities, which, like other debt securities, may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund does not have performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Sage Advisory Services, Ltd. Co.	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Mark C. MacQueen, Founder, Principal and Managing Director	since 1996
Thomas H. Urano, CFA, Principal and Managing Director	since 2003

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.